Exhibit 10.2

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

THIRD AMENDMENT TO API SUPPLY AGREEMENT

This THIRD AMENDMENT TO API SUPPLY AGREEMENT (the “Third Amendment”) is made as of this 7th day of May, 2012 (the “Third Amendment Effective Date”), by and between Amarin Pharmaceuticals Ireland Ltd., a corporation organized under the laws of Ireland and having its principal office at First Floor, Block 3, The Oval, Shelbourne Road, Ballsbridge, Dublin 4, Ireland (“Amarin”), and Equateq Limited, a company incorporated in England with registered number 5507387 and with its registered office at Lion House, Red Lion Street, London, WC1R 4GB but with its principal offices at Callanish, Isle of Lewis, HS2 9ED (“Equateq”).

WHEREAS, the Parties entered into that certain API Supply Agreement as of May 25, 2011 (the “Original Agreement”) and as amended by an Amendment and Second Amendment documents dated October 19, 2011 and January 9, 2012 respectively (and all together the “Agreement”);

WHEREAS, the Parties have not yet finalised the Development Plan referenced in Section 2.1 of the Original Agreement and clause 2 the Second Amendment; and

WHEREAS, the Parties wish to further amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2. Conditional upon Equateq having raised sufficient capital to perform its obligations under the Agreement as determined in accordance with Section 4.1(a):

2.1. the penultimate paragraph of Section 4.1(c) of the Agreement shall be deleted in its entirety and replaced with the following paragraph:

“In the event that Equateq has not completed the Expansion or the Expanded Manufacturing Process has not been validated and become operational within [***] after the Effective Date and there is no reasonable prospect of it being so completed or validated and operational as appropriate within a further [***], or if Equateq has not completed the Expansion or the

Expanded Manufacturing Process has not been validated and become operational within [***] after the Effective Date, or in either case such longer period where the additional time is reasonably required by Equateq as a result of scheduling or other delays by the FDA beyond the reasonable control of Equateq, Equateq shall refund within [***] the Third Party Materials Payment to Amarin (the “Third Party Materials Payment Refund”).”

2.2. Section 15.5(a) of the Agreement shall be deleted in its entirety and replaced with the following:

“(a) Failure to Validate Expanded Manufacturing Process. Equateq fails to complete the validation of the Expanded Manufacturing Process prior to [***] months after the Effective Date and provided that Equateq fails to complete or has no reasonable prospect of completing the said validation within [***] Days following notice from Amarin of its intention to terminate.”

3. The Parties acknowledge that despite their efforts and without fault on either Party to do so, they have not finalised the Development Plan referenced in Section 2.1 of the Original Agreement and clause 2 the Second Amendment. The Parties agree and acknowledge that Schedule 2.1 of the Original Agreement is and shall be in full force and effect until a Development Plan is finalised and signed by both Parties. For the avoidance of doubt, the Parties agree and acknowledge that there was and is no attachment to the Second Amendment.

4. Schedule 2.2 of the Agreement shall be deleted in its entirety and replaced with the Summary Expansion Plan, attached hereto as Exhibit A.

5. This Third Amendment and any other future amendment of the Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To evidence the fact that it has executed this Third Amendment and any other future amendment of the Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile transmission or by email transmission in portable document format, or similar format. Signatures of the Parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

6. Except as expressly provided in this Third Amendment, all other provisions of the Agreement shall remain unmodified and in full force and effect.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representative to execute this Third Amendment effective as of the Third Amendment Effective Date.

AMARIN PHARMACEUTICALS IRELAND LTD.

By:	/s/ Thomas G. Lynch
Name:	Thomas G. Lynch
Title:	Director

EQUATEQ LIMITED

By:	/s/ Adam Kelliher
Name:	Adam Kelliher
Title:	CEO

Exhibit A

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